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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  September 19, 1996


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of August 31, 1996, which forms Delta Funding Home Equity Loan Trust 1996-2, which will issue the Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)


         Delaware               333-3391         13-3447441
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933
and  in  reliance  on  MBIA   Insurance  Corporation,  SEC  No-Action  Letter
(September 6, 1996), the Company  will incorporate by reference the financial
statement  of  MBIA   Insurance  Corporation  ("MBIA")  into   the  Company's
registration statement (File No. 333-3911). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1996-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.


Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                      Martin Harding
                                      Managing Director



Dated:  September 23, 1996


                                Exhibit Index
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Exhibit                                                Page
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23.  The Consent of Coopers & Lybrand  . . . . . . . .   5


               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement, of our report dated January 22, 1996, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994 and for the three years ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".



                              /s/  Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   Coopers & Lybrand L.L.P.

September 13, 1996
New York, New York